UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06198
                                   ----------

                       TEMPLETON CAPITAL ACCUMULATOR FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/05
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS



                                [GRAPHIC OMITTED]


                                                               FEBRUARY 28, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEMIANNUAL REPORT AND SHAREHOLDER LETTER                       |     GLOBAL
--------------------------------------------------------------------------------

                                TEMPLETON CAPITAL
                                ACCUMULATOR FUND

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

                              Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

SPECIALIZED EXPERTISE         FRANKLIN. Founded in 1947, Franklin is a
                              recognized leader in fixed income investing and also brings expertise in growth- and value-style
                              U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents


SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Capital Accumulator Fund ........................................    3

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    9

Important Notice to Shareholders ..........................................   11

Financial Highlights and
Statement of Investments ..................................................   12

Financial Statements ......................................................   18

Notes to Financial Statements .............................................   21

Shareholder Information ...................................................   30

--------------------------------------------------------------------------------

Semiannual Report

Templeton Capital Accumulator Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Capital Accumulator Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in equity securities of companies of any nation.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL 1-800/632-2301 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Capital Accumulator Fund's semiannual report for the period ended February 28, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Capital Accumulator Fund delivered a 19.15% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which posted a 16.21% total return for the same period.(1) You can find the Fund's long-term performance in the Performance Summary beginning on page 7. Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

For the six months under review, the global economy generally continued to expand. In fourth quarter 2004, gross domestic product (GDP) increased at annualized rates of 3.8% in the U.S. and 9.5% in China.(2) For the same quarter, GDP grew an annualized 1.7% in Canada, while rising 2.8% in the U.K. and 1.6% in the euro zone.(3) Japan's GDP rose only 0.5% annualized.(4) Industrial metals and several other commodity prices rose particularly due to increased demand from China. While Chile, Brazil, Canada, Australia and Argentina

(1) Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: National Bureau of Statistics of China.

(3)   Sources: Statistics Canada; Office for National Statistics (U.K.);
      Eurostat.

(4)   Source: Japan Cabinet Office.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                                           Semiannual Report | 3

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 2/28/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                           50.4%
North America                                    16.6%
Asia                                             16.3%
Australia & New Zealand                           3.2%
Latin America                                     1.4%
Middle East & Africa                              0.7%
Short-Term Investments & Other Net Assets        11.4%

benefited from strong overall demand for natural resources, Mexico and other oil-exporting countries benefited specifically from high oil prices.

Investors' major concerns during the six months were rising energy costs (oil prices reached a high of $56 in October 2004) and the large U.S. budget and current account deficits.(5) Offsetting this, relatively low inflation and short-term interest rates supported global stock market levels, despite recent rate increases by the U.S. Federal Reserve Board and other central banks. An additional factor was the large number of companies that returned cash to shareholders during the period through rising dividends and share repurchases.

During the six-month period under review, the MSCI AC World Index's six-month total return was 16.21% and the MSCI Emerging Markets Index's was 35.36%, in U.S. dollars.(6) In local currencies, their respective total returns were 11.96% and 23.89%.(6) For most of the period, the majority of the world's currencies strengthened in relation to the U.S. dollar. However, the U.S. dollar's protracted decline versus these currencies reversed course in January 2005, as the dollar appreciated. Still, the currency effect benefited U.S.-based investors who invested in non-U.S. equities from developed and emerging market countries, as local currency returns were boosted when translated into a weaker U.S. dollar.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy.

MANAGER'S DISCUSSION

During the six months under review, the Fund's outperformance versus the benchmark MSCI AC World Index was driven largely by our stock selection and overweighted positions relative to the benchmark in the industrials,

(5)   Source: U.S. Department of Energy.

(6) Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI AC World Index. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


4 | Semiannual Report
materials and utilities sectors.(7) Our investments in consumer discretionary, health care and financial stocks also outpaced those within the benchmark index.(8) Among the Fund's best-performing individual stocks were LG Electronics (+65%), BHP Billiton (+60%), Kidde (+52%), Nordea Bank (+38%), Volvo (+35%) and Iberdrola (+31%).

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. The Fund's performance was positively affected by the portfolio's primary investment in securities with non-U.S. currency exposure due to the U.S. dollar's decrease in value during the period. However, one cannot expect the same result in future periods.

Despite the Fund's solid returns, there were some disappointments. For example, poor stock selection among some of our transportation- and media-related stocks hindered relative performance. Fund holdings that detracted from performance included media companies such as DIRECTV and News Corp., and transportation companies such as East Japan Railway and AMR.

Portfolio activity was fairly modest during the past six months. On the buy side, we initiated positions in Compass Group, a U.K.-based global foodservice provider, and Compal Electronics, a Taiwanese producer of laptop computers and electrical devices. We also added to our existing holdings of AMVESCAP, a U.K.-based mutual fund company; Japanese drug maker Takeda Pharmaceutical; and Switzerland-based Nestle, a leading global food products company.

On the sell side, we eliminated our holdings of Cia de Telecommunicaciones de Chile because we felt the longer-term fundamental outlook had worsened

(7) In the SOI, the industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, electrical equipment, industrial conglomerates, machinery, and road and rail; the materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products; and the utilities sector comprises electrical utilities, and multi-utilities and unregulated power.

(8) In the SOI, the consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; media; multiline retail and specialty retail; while the health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals; and the financial sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate.

TOP 10 SECTORS/INDUSTRIES
2/28/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
 Insurance                                                               6.9%
--------------------------------------------------------------------------------
 Oil & Gas                                                               6.8%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services                                  6.7%
--------------------------------------------------------------------------------
 Pharmaceuticals                                                         6.5%
--------------------------------------------------------------------------------
 Commercial Banks                                                        6.1%
--------------------------------------------------------------------------------
 Health Care Providers & Services                                        3.9%
--------------------------------------------------------------------------------
 Household Durables                                                      3.5%
--------------------------------------------------------------------------------
 Media                                                                   3.5%
--------------------------------------------------------------------------------
 Food Products                                                           3.3%
--------------------------------------------------------------------------------
 Machinery                                                               3.1%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS
2/28/05

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
 Samsung Electronics Co. Ltd.                                            2.3%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
 Shell Transport & Trading Co. PLC, ADR                                  1.9%
   OIL & GAS, U.K.
--------------------------------------------------------------------------------
 Telefonica SA                                                           1.6%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, SPAIN
--------------------------------------------------------------------------------
 E.ON AG                                                                 1.5%
   ELECTRIC UTILITIES, GERMANY
--------------------------------------------------------------------------------
 Sanofi-Aventis                                                          1.4%
   PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------------------
 Michelin SA, B                                                          1.3%
   AUTO COMPONENTS, FRANCE
--------------------------------------------------------------------------------
 Volvo AB, B                                                             1.2%
   MACHINERY, SWEDEN
--------------------------------------------------------------------------------
 Eni SpA                                                                 1.2%
   OIL & GAS, ITALY
--------------------------------------------------------------------------------
 Koninklijke Philips Electronics NV                                      1.2%
   HOUSEHOLD DURABLES, NETHERLANDS
--------------------------------------------------------------------------------
 Vodafone Group PLC                                                      1.2%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5
due to some corporate restructuring decisions, while WMC Resources and WPP Group were sold as they reached our stock price objectives. We also reduced our weightings in several materials and energy stocks, including BHP Billiton, Alcan, Norsk Hydro and Husky Energy.

Thank you for your participation in Templeton Capital Accumulator Fund.

                       /s/ Gary P. Motyl
[PHOTO OMITTED]
                       Gary P. Motyl, CFA
                       Portfolio Manager
                       Templeton Capital Accumulator Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 2/28/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
                                               CHANGE      2/28/05     8/31/04
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                         +$2.12      $13.88      $11.76
--------------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/04-2/28/05)
--------------------------------------------------------------------------------
 Dividend Income                   $0.1167
--------------------------------------------------------------------------------

PERFORMANCE(1)

FUND RETURNS SHOWN IN THE FOLLOWING TABLE DO NOT INCLUDE THE EFFECT OF THE SEPARATE SALES AND CREATION CHARGES ASSESSED THROUGH TEMPLETON CAPITAL ACCUMULATION PLANS. IF THESE CHARGES WERE INCLUDED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

-----------------------------------------------------------------------------------------------------------------
FUND RETURNS                            6-MONTH       1-YEAR         5-YEAR       10-YEAR     INCEPTION (3/1/91)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                19.15%        14.38%        25.90%       170.29%         343.07%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)            19.15%        14.38%         4.71%        10.45%          11.22%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)          $11,915       $11,438       $12,590       $27,029         $44,307
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)          --         13.24%         3.68%        10.10%          11.01%
-----------------------------------------------------------------------------------------------------------------
PLAN RETURNS*                           6-MONTH       1-YEAR         5-YEAR        10-YEAR    INCEPTION (3/1/91)
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return*            -40.43%       -42.81%          2.53%         9.89%          11.06%**
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)     -43.24%       -43.38%          1.51%         9.53%          10.73%***
-----------------------------------------------------------------------------------------------------------------

* Plan returns include the effects of the separate sales and creation charges assessed through Templeton Capital Accumulation Plans' $50/month 15-year plan. Performance calculations are based upon an initial lump sum investment, taking into account sales and creation charges applicable in the first year and the effect of subsequent, systematic investments at net asset value through the remainder of the applicable time period. They do not reflect what investors would have earned had they made the actual monthly investments over each time period. The rate of sales and creation charges decreases over longer investment periods.

**    Based on prorated sales charges from Fund inception through 2/28/05.

***   Based on prorated sales charges from Fund inception through 3/31/05.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, CALL 1-800/632-2301.

For the first year of a Plan, sales and creation charges can amount to 50% of the total amount invested during the year. Since shares of the Fund can only be acquired through Templeton Capital Accumulation Plans, investors should read the Plan prospectus for more complete information on the impact of the sales and creation charges applicable to the Plan. Effective December 27, 2004, the Fund was closed to new investors.


                                                           Semiannual Report | 7

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


8 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/31/04       VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,191.50              $5.98
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,019.34              $5.51
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


10 | Semiannual Report

Important Notice to Shareholders

PROPOSED REORGANIZATION

On December 4, 2004, the Board of Trustees of the Fund approved a proposal providing for the reorganization of the Fund into Templeton Growth Fund, Inc. ("Templeton Growth Fund"), a registered open-end management investment company. The proposed reorganization involves Templeton Growth Fund's acquisition of substantially all of the Fund's assets in exchange solely for Class A shares of Templeton Growth Fund and the distribution of the Class A shares of Templeton Growth Fund to shareholders of the Fund as a part of the complete liquidation and dissolution of the Fund. This transaction, which is expected to be tax-free, is subject to the approval of the shareholders of the Fund, and, if approved, shares will be exchanged based on the respective net asset values of the Fund and Class A shares of Templeton Growth Fund. The Fund's Board of Trustees plans to submit the proposed reorganization to shareholders at a Special Meeting of Shareholders currently scheduled for May 5, 2005. Any solicitation of proxies by the Fund in connection with its Special Meeting of Shareholders will be made only pursuant to separate proxy materials filed under federal securities laws. These materials were available beginning in February 2005. There can be no assurances that Fund shareholders will vote in favor of the proposed reorganization. In connection with the proposed reorganization transaction, the Fund and Templeton Growth Fund filed relevant materials with the U.S. Securities and Exchange Commission ("SEC"), including a Form N-14 combined proxy statement for the Fund and registration statement for Templeton Growth Fund that contains a prospectus. Because those documents contain important information, shareholders are urged to read them. They are available at the SEC's website, sec.gov. Shareholders can also obtain copies of these documents and other transaction-related documents for free by calling 1-800/334-7056.


                                                          Semiannual Report | 11

Templeton Capital Accumulator Fund

FINANCIAL HIGHLIGHTS

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   FEBRUARY 28, 2005                        YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)         2004         2003         2002         2001         2000
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  11.76        $  10.18     $   9.29     $  10.85     $  13.34     $  12.11
                                                   --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .......................           .04             .12          .12          .12          .16          .16

 Net realized and unrealized gains (losses) .....          2.20            1.57          .87        (1.57)       (1.45)        1.71
                                                   --------------------------------------------------------------------------------
Total from investment operations ................          2.24            1.69          .99        (1.45)       (1.29)        1.87
                                                   --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (.12)           (.11)        (.10)        (.11)        (.16)        (.15)

 Net realized gains .............................            --              --           --           --        (1.04)        (.49)
                                                   --------------------------------------------------------------------------------
Total distributions .............................          (.12)           (.11)        (.10)        (.11)       (1.20)        (.64)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ..................      $  13.88        $  11.76     $  10.18     $   9.29     $  10.85     $  13.34
                                                   ================================================================================

Total return(b) .................................         19.15%          16.72%       10.86%      (13.38)%      (9.96)%      16.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $740,556        $596,015     $457,645     $354,042     $364,236     $370,029

Ratios to average net assets:

 Expenses .......................................          1.10%(c)        1.21%        1.12%        1.11%        1.05%        1.03%

 Net investment income ..........................           .55%(c)        1.04%        1.35%        1.13%        1.35%        1.24%

Portfolio turnover rate .........................          2.46%          12.93%       21.32%       14.28%       22.37%       32.13%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Annualized.


12 | See notes to financial statements. | Semiannual Report

Templeton Capital Accumulator Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                      SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.6%
   AUSTRALIA 3.2%
   Alumina Ltd. .......................................               Metals & Mining                 1,054,060     $  5,037,434
   AMP Ltd. ...........................................                  Insurance                    1,126,860        6,537,440
   National Australia Bank Ltd. .......................              Commercial Banks                   362,220        8,267,831
   Qantas Airways Ltd. ................................                  Airlines                     1,276,080        3,671,227
                                                                                                                    ------------
                                                                                                                      23,513,932
                                                                                                                    ------------
   BERMUDA 1.3%
   ACE Ltd. ...........................................                  Insurance                      137,470        6,111,916
   XL Capital Ltd., A .................................                  Insurance                       50,300        3,772,500
                                                                                                                    ------------
                                                                                                                       9,884,416
                                                                                                                    ------------
   BRAZIL .6%
   Embraer-Empresa Brasileira de Aeronautica SA,
    ADR ...............................................             Aerospace & Defense                 125,985        4,253,253
                                                                                                                    ------------
   CANADA 2.8%
   Alcan Inc. .........................................               Metals & Mining                   134,700        5,383,959
   BCE Inc. ...........................................   Diversified Telecommunication Services        325,460        7,588,480
(a)Celestica Inc. .....................................     Electronic Equipment & Instruments          204,530        2,620,797
   Husky Energy Inc. ..................................                  Oil & Gas                      166,670        4,841,749
(a)Novelis Inc. .......................................               Metals & Mining                    26,940          633,629
                                                                                                                    ------------
                                                                                                                      21,068,614
                                                                                                                    ------------
   CHINA .9%
(a)BYD Co. Ltd., H ....................................            Electrical Equipment                 923,000        2,828,548
   China Mobile (Hong Kong) Ltd. ......................     Wireless Telecommunication Services       1,230,500        4,015,441
                                                                                                                    ------------
                                                                                                                       6,843,989
                                                                                                                    ------------
   DENMARK .3%
(a)Vestas Wind Systems AS .............................            Electrical Equipment                 124,170        1,656,646
(a)Vestas Wind Systems AS, 144A .......................            Electrical Equipment                  41,390          552,215
                                                                                                                    ------------
                                                                                                                       2,208,861
                                                                                                                    ------------
   FINLAND .7%
   Stora Enso OYJ, R (EUR/FIM Traded) .................           Paper & Forest Products               203,900        3,106,536
   Stora Enso OYJ, R (SEK Traded) .....................           Paper & Forest Products               145,997        2,219,513
                                                                                                                    ------------
                                                                                                                       5,326,049
                                                                                                                    ------------
   FRANCE 5.5%
   Accor SA ...........................................        Hotels Restaurants & Leisure              61,110        2,863,949
   AXA SA .............................................                  Insurance                      210,901        5,672,325
   Michelin SA, B .....................................               Auto Components                   137,430        9,809,409
   Sanofi-Aventis .....................................               Pharmaceuticals                   130,141       10,409,350
   Suez SA ............................................     Multi-Utilities & Unregulated Power         201,170        5,447,899
   Total SA, B ........................................                  Oil & Gas                       26,062        6,188,146
                                                                                                                    ------------
                                                                                                                      40,391,078
                                                                                                                    ------------


                                                          Semiannual Report | 13

Templeton Capital Accumulator Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                      SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   GERMANY 6.1%
   BASF AG ............................................                  Chemicals                       80,690     $  6,016,969
   Bayer AG, Br. ......................................                  Chemicals                      111,770        3,892,723
   Celesio AG .........................................      Health Care Providers & Services           105,466        7,960,858
   Deutsche Post AG ...................................           Air Freight & Logistics               335,080        8,040,429
   E.ON AG ............................................             Electric Utilities                  119,990       10,768,496
   Muenchener Rueckversicherungs-Gesellschaft .........                  Insurance                       18,960        2,327,505
   Muenchener Rueckversicherungs-Gesellschaft,
    144A ..............................................                  Insurance                        5,417          664,984
   Volkswagen AG ......................................                 Automobiles                     107,970        5,326,009
                                                                                                                    ------------
                                                                                                                      44,997,973
                                                                                                                    ------------
   HONG KONG 1.1%
   Cheung Kong Holdings Ltd. ..........................                 Real Estate                     436,000        4,150,943
   Hutchison Whampoa Ltd. .............................          Industrial Conglomerates               247,650        2,238,676
   Swire Pacific Ltd., A ..............................          Industrial Conglomerates               190,000        1,553,094
   Swire Pacific Ltd., B ..............................          Industrial Conglomerates               112,500          168,773
                                                                                                                    ------------
                                                                                                                       8,111,486
                                                                                                                    ------------
   INDIA 1.4%
   ICICI Bank Ltd. ....................................              Commercial Banks                   325,519        2,840,412
   ICICI Bank Ltd., ADR ...............................              Commercial Banks                    80,185        1,816,190
   Satyam Computers Services Ltd. .....................                 IT Services                     394,520        3,719,166
   Satyam Computers Services Ltd., ADR ................                 IT Services                      71,700        1,748,763
                                                                                                                    ------------
                                                                                                                      10,124,531
                                                                                                                    ------------
   ISRAEL .7%
(a)Check Point Software Technologies Ltd. .............                  Software                       234,490        5,189,264
                                                                                                                    ------------
   ITALY 1.7%
   Eni SpA ............................................                  Oil & Gas                      339,760        8,863,617
   Riunione Adriatica di Sicurta SpA ..................                  Insurance                      177,381        4,115,416
                                                                                                                    ------------
                                                                                                                      12,979,033
                                                                                                                    ------------
   JAPAN 6.5%
   East Japan Railway Co. .............................                 Road & Rail                         581        3,095,480
   Hitachi Ltd. .......................................     Electronic Equipment & Instruments          955,000        6,056,387
   Komatsu Ltd. .......................................                  Machinery                      682,000        5,114,429
   NEC Corp. ..........................................           Computers & Peripherals               447,000        2,903,180
   Nintendo Co. Ltd. ..................................                  Software                        32,000        3,550,624
   Nippon Telegraph & Telephone Corp. .................   Diversified Telecommunication Services          1,118        4,844,364
   Nomura Holdings Inc. ...............................               Capital Markets                   206,000        2,843,350
   Seiko Epson Corp. ..................................           Computers & Peripherals               117,500        4,630,542
   Sompo Japan Insurance Inc. .........................                  Insurance                      682,000        7,241,092
   Sony Corp. .........................................             Household Durables                  109,900        4,194,376
   Takeda Pharmaceutical Co. Ltd. .....................               Pharmaceuticals                    73,800        3,536,640
                                                                                                                    ------------
                                                                                                                      48,010,464
                                                                                                                    ------------
   MEXICO .8%
   Telefonos de Mexico SA de CV (Telmex), L,
    ADR ...............................................   Diversified Telecommunication Services        151,360        5,934,826
                                                                                                                    ------------


14 | Semiannual Report

Templeton Capital Accumulator Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                      SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   NETHERLANDS 3.4%
   IHC Caland NV ......................................        Energy Equipment & Services               80,950     $  5,370,653
   ING Groep NV .......................................       Diversified Financial Services            271,600        8,362,291
   Koninklijke Philips Electronics NV .................             Household Durables                  317,267        8,776,793
   Wolters Kluwer NV ..................................                   Media                         150,890        2,917,332
                                                                                                                    ------------
                                                                                                                      25,427,069
                                                                                                                    ------------
   NORWAY 1.1%
   Norsk Hydro ASA ....................................                 Oil & Gas                        59,710        5,172,860
   Norske Skogindustrier ASA, A .......................          Paper & Forest Products                145,300        3,088,453
                                                                                                                    ------------
                                                                                                                       8,261,313
                                                                                                                    ------------
   PORTUGAL .9%
   Portugal Telecom SGPS SA ...........................   Diversified Telecommunication Services        553,710        6,723,946
                                                                                                                    ------------
   SINGAPORE .6%
   DBS Group Holdings Ltd. ............................              Commercial Banks                   484,900        4,454,109
                                                                                                                    ------------
   SOUTH KOREA 4.9%
   Kookmin Bank .......................................              Commercial Banks                   110,304        5,095,177
   Korea Electric Power Corp. .........................             Electric Utilities                  101,110        2,768,069
   KT Corp., ADR ......................................   Diversified Telecommunication Services        140,600        3,263,326
   LG Electronics Inc. ................................             Household Durables                  104,610        8,227,168
   Samsung Electronics Co. Ltd. .......................  Semiconductors & Semiconductor Equipment        32,810       17,213,409
                                                                                                                    ------------
                                                                                                                      36,567,149
                                                                                                                    ------------
   SPAIN 4.5%
   Banco Santander Central Hispano SA .................              Commercial Banks                   685,240        8,493,586
   Endesa SA ..........................................             Electric Utilities                   82,930        1,876,836
   Iberdrola SA, Br. ..................................             Electric Utilities                  225,770        5,955,635
   Repsol YPF SA ......................................                 Oil & Gas                       191,120        5,203,574
   Telefonica SA ......................................   Diversified Telecommunication Services        656,090       12,076,769
                                                                                                                    ------------
                                                                                                                      33,606,400
                                                                                                                    ------------
   SWEDEN 5.4%
   Atlas Copco AB, A ..................................                 Machinery                       169,810        8,464,436
   Electrolux AB, B ...................................             Household Durables                  208,170        5,005,696
   Foreningssparbanken AB, A ..........................              Commercial Banks                   159,350        3,936,581
   Nordea Bank AB, FDR ................................              Commercial Banks                   684,060        7,228,857
   Securitas AB, B ....................................       Commercial Services & Supplies            379,700        6,049,890
   Volvo AB, B ........................................                 Machinery                       198,470        9,124,224
                                                                                                                    ------------
                                                                                                                      39,809,684
                                                                                                                    ------------
   SWITZERLAND 3.2%
   Adecco SA ..........................................       Commercial Services & Supplies             81,100        4,430,874
   Lonza Group AG .....................................                 Chemicals                        70,850        4,426,028
   Nestle SA ..........................................               Food Products                      31,090        8,633,508
   Swiss Reinsurance Co. ..............................                 Insurance                        88,990        6,532,395
                                                                                                                    ------------
                                                                                                                      24,022,805
                                                                                                                    ------------


                                                          Semiannual Report | 15

Templeton Capital Accumulator Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                      SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TAIWAN .9%
   Chunghwa Telecom Co. Ltd., ADR .....................  Diversified Telecommunication Services         152,310    $   3,320,358
   Compal Electronics Inc., 144A ......................         Computers & Peripherals                 502,460        2,487,177
   Compal Electronics Inc., GDR, Reg S ................         Computers & Peripherals                 132,000          653,400
                                                                                                                    ------------
                                                                                                                       6,460,935
                                                                                                                    ------------
   UNITED KINGDOM 17.6%
   Alliance Unichem ...................................     Health Care Providers & Services            333,080        4,657,409
   AMVESCAP PLC .......................................             Capital Markets                     777,152        5,093,581
   BAE Systems PLC ....................................           Aerospace & Defense                 1,017,850        5,008,257
   BHP Billiton PLC ...................................             Metals & Mining                     397,764        5,936,491
   BP PLC .............................................                Oil & Gas                        586,250        6,332,600
   Brambles Industries PLC ............................      Commercial Services & Supplies             878,378        5,149,252
(a)British Airways PLC ................................                 Airlines                        835,990        4,298,211
   British Sky Broadcasting Group PLC .................                  Media                          640,000        6,968,555
   Cadbury Schweppes PLC ..............................              Food Products                      574,410        5,641,645
   Compass Group PLC ..................................       Hotels Restaurants & Leisure            1,299,250        6,255,519
   GlaxoSmithKline PLC ................................             Pharmaceuticals                     358,150        8,556,555
   Hanson PLC .........................................          Construction Materials                 495,621        4,813,034
   Kidde PLC ..........................................           Electrical Equipment                1,340,880        4,284,641
   National Grid Transco PLC ..........................   Multi-Utilities & Unregulated Power           562,790        5,459,911
   Pearson PLC ........................................                  Media                          472,140        5,789,677
(a)Rolls-Royce Group PLC ..............................           Aerospace & Defense                 1,117,630        5,585,143
   Shell Transport & Trading Co. PLC, ADR .............                Oil & Gas                        242,900       13,774,859
   Shire Pharmaceuticals Group PLC ....................             Pharmaceuticals                     373,550        4,164,277
   Smiths Group PLC ...................................         Industrial Conglomerates                253,380        4,159,040
   Standard Chartered PLC .............................             Commercial Banks                    185,080        3,395,457
   Unilever PLC .......................................              Food Products                      631,940        6,045,747
   Vodafone Group PLC .................................   Wireless Telecommunication Services         3,346,670        8,764,200
                                                                                                                    ------------
                                                                                                                     130,134,061
                                                                                                                    ------------
   UNITED STATES 12.5%
   Abbott Laboratories ................................             Pharmaceuticals                     167,650        7,710,223
   American International Group Inc. ..................                Insurance                         72,920        4,871,056
   AmerisourceBergen Corp. ............................     Health Care Providers & Services             78,610        4,708,739
(a)AMR Corp. ..........................................                 Airlines                        424,060        3,600,269
(a)BMC Software Inc. ..................................                 Software                        165,810        2,478,859
   Bristol-Myers Squibb Co. ...........................             Pharmaceuticals                     143,620        3,594,809
   CIGNA Corp. ........................................     Health Care Providers & Services             53,200        4,830,560
(a)DIRECTV Group Inc. .................................                  Media                          390,840        5,866,508
   Electronic Data Systems Corp. ......................               IT Services                         2,240           47,712
(a)Hospira Inc. .......................................     Health Care Equipment & Supplies             16,765          496,244
   International Paper Co. ............................         Paper & Forest Products                 121,830        4,550,350
   Kraft Foods Inc., A ................................              Food Products                      122,940        4,112,343
(a)Maxtor Corp. .......................................         Computers & Peripherals                 261,960        1,451,258
   Mylan Laboratories Inc. ............................             Pharmaceuticals                     377,220        6,639,072
(a)News Corp. Ltd., A .................................                  Media                          255,030        4,243,699
   Officemax Inc. .....................................             Specialty Retail                    120,710        3,810,815
   Pfizer Inc. ........................................             Pharmaceuticals                     141,342        3,715,881


 16 | Semiannual Report

Templeton Capital Accumulator Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                      SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED STATES (CONT.)
   SBC Communications Inc. ............................   Diversified Telecommunication Services        229,350     $  5,515,868
(a)Synopsys Inc. ......................................                  Software                       103,940        1,881,314
   Target Corp. .......................................              Multiline Retail                   118,990        6,047,072
(a)Tenet Healthcare Corp. .............................      Health Care Providers & Services           604,970        6,600,223
(a)Western Digital Corp. ..............................          Computers & Peripherals                226,410        2,549,377
   Willis Group Holdings Ltd. .........................                 Insurance                        75,990        3,005,405
                                                                                                                    ------------
                                                                                                                      92,327,656
                                                                                                                    ------------
   TOTAL COMMON STOCKS (COST $455,210,547) ............                                                              656,632,896
                                                                                                                    ------------
   SHORT TERM INVESTMENTS (COST $80,492,680) 10.9%
(b)Franklin Institutional Fiduciary Trust Money Market
     Portfolio ........................................                                              80,492,680       80,492,680
                                                                                                                    ------------
   TOTAL INVESTMENTS (COST $535,703,227) 99.5% ........                                                              737,125,576
   OTHER ASSETS, LESS LIABILITIES .5% .................                                                                3,430,002
                                                                                                                    ------------
   NET ASSETS 100.0% ..................................                                                             $740,555,578
                                                                                                                    ============

PORTFOLIO ABBREVIATIONS:

ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt

CURRENCY ABBREVIATIONS:

EUR - Euro
FIM - Finnish Markka
SEK - Swedish Krona

(a)   Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 17

Templeton Capital Accumulator Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................................   $455,210,547
  Cost - Sweep Money Fund (Note 7) ..............................     80,492,680
                                                                    ------------
  Total cost of investments .....................................   $535,703,227
                                                                    ============
  Value - Unaffiliated issuers ..................................   $656,632,896
  Value - Sweep Money Fund (Note 7) .............................     80,492,680
                                                                    ------------
  Total value of investments ....................................    737,125,576
 Foreign currency, at value (cost $3,950) .......................          4,303
 Receivables:
  Investment securities sold ....................................      3,033,046
  Capital shares sold ...........................................        108,625
  Dividends and interest ........................................      1,454,422
  Affiliates (Note 8) ...........................................         12,346
                                                                    ------------
        Total assets ............................................    741,738,318
                                                                    ------------
Liabilities:
 Payables:
  Capital shares redeemed .......................................        305,422
  Affiliates ....................................................        737,048
 Funds advanced by custodian ....................................         63,689
 Other liabilities ..............................................         76,581
                                                                    ------------
        Total liabilities .......................................      1,182,740
                                                                    ------------
          Net assets, at value ..................................   $740,555,578
                                                                    ============
Net assets consist of:
 Undistributed net investment income ............................   $    925,948
 Net unrealized appreciation (depreciation) .....................    201,478,323
 Accumulated net realized gain (loss) ...........................      5,415,669
 Capital shares .................................................    532,735,638
                                                                    ------------
          Net assets, at value ..................................   $740,555,578
                                                                    ============
Shares outstanding ..............................................     53,339,147
                                                                    ============
Net asset value and maximum offering price per share ............   $      13.88
                                                                    ============


18 | See notes to financial statements. | Semiannual Report

Templeton Capital Accumulator Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2005 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $278,240)
  Unaffiliated issuers ......................................................   $  5,025,035
  Sweep Money Fund (Note 7) .................................................        501,279
  Other income (Note 8) .....................................................         12,346
                                                                                ------------
      Total investment income ...............................................      5,538,660
                                                                                ------------
Expenses:
 Management fees (Note 3) ...................................................      2,410,273
 Administrative fees (Note 3) ...............................................        465,777
 Distribution fees (Note 3) .................................................        426,276
 Transfer agent fees (Note 3) ...............................................        242,100
 Custodian fees (Note 4) ....................................................        101,127
 Reports to shareholders ....................................................         18,500
 Trustees' fees and expenses ................................................          8,600
 Other ......................................................................          2,000
                                                                                ------------
      Total expenses ........................................................      3,674,653
      Expense reductions (Note 4) ...........................................           (761)
                                                                                ------------
        Net expenses ........................................................      3,673,892
                                                                                ------------
          Net investment income .............................................      1,864,768
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments - Unaffiliated issuers ........................................     16,317,376
  Foreign currency transactions .............................................        (21,257)
                                                                                ------------
      Net realized gain (loss) ..............................................     16,296,119
                                                                                ------------
Net change in unrealized appreciation (depreciation) on:
 Investments ................................................................     98,685,269
 Translation of assets and liabilities denominated in foreign currencies ....         47,005
 Deferred taxes .............................................................        123,362
                                                                                ------------
      Net change in unrealized appreciation (depreciation) ..................     98,855,636
                                                                                ------------
Net realized and unrealized gain (loss) .....................................    115,151,755
                                                                                ------------
Net increase (decrease) in net assets resulting from operations .............   $117,016,523
                                                                                ============


                     Semiannual Report | See notes to financial statements. | 19

Templeton Capital Accumulator Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended February 28, 2005 (unaudited) and the year ended August 31, 2004

                                                                                                  ----------------------------------
                                                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                                                  FEBRUARY 28, 2005  AUGUST 31, 2004
                                                                                                  ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................................   $    1,864,768    $    5,814,496
  Net realized gain (loss) from investments and foreign currency transactions ..................       16,296,119        16,664,603
  Net change in unrealized appreciation (depreciation) on investments, translation of assets
   and liabilities denominated in foreign currencies, and deferred taxes .......................       98,855,636        55,275,775
                                                                                                   --------------------------------
     Net increase (decrease) in net assets resulting from operations ...........................      117,016,523        77,754,874
                                                                                                   --------------------------------
 Distributions to shareholders from net investment income ......................................       (6,042,174)       (5,087,057)
 Capital share transactions (Note 2) ...........................................................       33,566,281        65,702,058
                                                                                                   --------------------------------
     Net increase (decrease) in net assets .....................................................      144,540,630       138,369,875
Net assets:
 Beginning of period ...........................................................................      596,014,948       457,645,073
                                                                                                   --------------------------------
 End of period .................................................................................   $  740,555,578    $  596,014,948
                                                                                                   ================================
Undistributed net investment income included in net assets:
 End of period .................................................................................   $      925,948    $    5,103,354
                                                                                                   ================================


20 | See notes to financial statements. | Semiannual Report

Templeton Capital Accumulator Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests mainly in equity securities of companies of any nation. The following summarizes the Fund's significant accounting policies.

On December 4, 2004, the Board of Trustees for the Templeton Capital Accumulator Fund approved a proposal to merge Templeton Capital Accumulator Fund into the Templeton Growth Fund, subject to approval by the shareholders of Templeton Capital Accumulator Fund.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 21

Templeton Capital Accumulator Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


22 | Semiannual Report

Templeton Capital Accumulator Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2005, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                        ----------------------------------------------------------------
                                                SIX MONTHS ENDED                     YEAR ENDED
                                               FEBRUARY 28, 2005                   AUGUST 31, 2004
                                        ----------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                        ----------------------------------------------------------------
Shares sold .........................       3,898,342     $ 49,973,289        7,671,485     $ 88,767,548
Shares issued in reinvestment of
 distributions ......................         486,067        5,970,928          472,305        5,019,603
Shares redeemed .....................      (1,720,050)     (22,377,936)      (2,407,696)     (28,085,093)
                                        ----------------------------------------------------------------
Net increase (decrease) .............       2,664,359     $ 33,566,281        5,736,094     $ 65,702,058
                                        ================================================================


                                                          Semiannual Report | 23

Templeton Capital Accumulator Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
   SUBSIDIARY                                                         AFFILIATION
----------------------------------------------------------------------------------------------
   Templeton Investment Counsel LLC (TIC)                             Investment manager
   Franklin Templeton Services LLC (FT Services)                      Administrative manager
   Franklin Templeton Distributors Inc. (Distributors)                Principal underwriter
   Franklin Templeton Investor Services LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEE

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
   ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
         0.750%              Up to and including $1 billion
         0.730%              Over $1 billion, up to and including $5 billion
         0.710%              Over $5 billion, up to and including $10 billion
         0.690%              Over $10 billion, up to and including $15 billion
         0.670%              Over $15 billion, up to and including $20 billion
         0.650%              Over $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
   ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
         0.150%              Up to and including $200 million
         0.135%              Over $200 million, up to and including $700 million
         0.100%              Over $700 million, up to and including $1.2 billion
         0.075%              Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.30% per year of its average daily net assets for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the distribution plan, costs exceeding the maximum for the current plan period may be reimbursed in subsequent periods. At February 28, 2005, Distributors advised the Fund that unreimbursed costs were $821,718.


24 | Semiannual Report

Templeton Capital Accumulator Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received .........................   $363,839

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $242,100, of which $2,064 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 ..............................................   $ 3,847,447
 2011 ..............................................     5,327,434
 2012 ..............................................     1,654,849
                                                       -----------
                                                       $10,829,730
                                                       ===========

At August 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $50,720. For tax purposes, such losses will be reflected in the year ending August 31, 2005.

Net investment income and net realized gains differ for financial statements and tax purposes primarily due to differing treatments of foreign currency transactions.

At February 28, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments ................................   $535,703,227
                                                       ============
Unrealized appreciation ............................   $216,793,231
Unrealized depreciation ............................    (15,370,882)
                                                       ------------
Net unrealized appreciation (depreciation) .........   $201,422,349
                                                       ============


                                                          Semiannual Report | 25

Templeton Capital Accumulator Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended February 28, 2005 aggregated $15,137,257 and $31,624,555, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.


26 | Semiannual Report

Templeton Capital Accumulator Fund

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.


                                                          Semiannual Report | 27

Templeton Capital Accumulator Fund

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.


28 | Semiannual Report

Templeton Capital Accumulator Fund

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                          Semiannual Report | 29

Templeton Capital Accumulator Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


30 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

         LOGO(R)                One Franklin Parkway
FRANKLIN(R) TEMPLETON(R)        San Mateo, CA 94403-1906
       INVESTMENTS

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON CAPITAL
ACCUMULATOR FUND

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TCAP S2005 04/05


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.


N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CAPITAL ACCUMULATOR FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date April 25, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 25, 2005